                                                                    Exhibit 99.1
                                                                    ------------


                            JOINT FILING AGREEMENT
                            ----------------------

          In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons names below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Katy Industries, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing(s). In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement as of the 9th day of April, 2001.

Date: April 9, 2001                KKTY HOLDING COMPANY, L.L.C.


                                   By:  /s/ Christopher Lacovara
                                        -----------------------------------
                                        Christopher Lacovara
                                        Authorized Manager

Date: April 9, 2001                KOHLBERG INVESTORS IV, L.P.

                                   By:  Kohlberg Management IV, L.L.C.,
                                        its General Partner


                                   By:  /s/ James A. Kohlberg
                                        -----------------------------------
                                        James A. Kohlberg
                                        Managing Member

Date: April 9, 2001                KOHLBERG TE INVESTORS IV, L.P.

                                   By:  Kohlberg Management IV, L.L.C.,
                                        its General Partner


                                   By:  /s/ James A. Kohlberg
                                        -----------------------------------
                                        James A. Kohlberg
                                        Managing Member
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Date: April 9, 2001                KOHLBERG OFFSHORE
                                   INVESTORS IV, L.P.

                                   By:  Kohlberg Management IV, L.L.C.,
                                        its General Partner


                                   By:  /s/ James A. Kohlberg
                                        -----------------------------------
                                        James A. Kohlberg
                                        Managing Member

Date: April 9, 2001                KOHLBERG PARTNERS IV, L.P.

                                   By:  Kohlberg Management IV, L.L.C.,
                                        its General Partner


                                   By:  /s/ James A. Kohlberg
                                        -----------------------------------
                                        James A. Kohlberg
                                        Managing Member

Date: April 9, 2001                KOHLBERG MANAGEMENT IV, L.L.C.


                                   By:  /s/ James A. Kohlberg
                                        -----------------------------------
                                        James A. Kohlberg
                                        Managing Member

Date: April 9, 2001                /s/ James A. Kohlberg
                                   ----------------------------------------
                                   James A. Kohlberg